                                FOURTH AMENDMENT

          FOURTH AMENDMENT, dated as of April 26, 2006 (this "Fourth Amendment"), to the Amended and Restated Credit Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003, as further amended and restated as of March 4, 2004, and as amended by the First Amendment thereto, dated as of August 6, 2004, the Second Amendment thereto, dated as of October 20, 2004 and the Third Amendment thereto, dated as of August 1, 2005 (the "Credit Agreement"), among Nebraska Book Company, Inc., a Kansas corporation (the "Borrower"), NBC Holdings Corp., NBC Acquisition Corp., the lenders party from time to time thereto (the "Lenders"), JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent (in such capacity, the "Administrative Agent") and collateral agent, Citigroup Global Markets Inc., as syndication agent, and Bank of America, N.A. (as successor by merger to Fleet National Bank) and Wells Fargo Bank N.A., as co-documentation agents.

                              W I T N E S S E T H:

          WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

          WHEREAS, the Borrower has notified the Administrative Agent that it intends to acquire all of the Capital Stock of CBA (as hereinafter defined) pursuant to the CBA Acquisition (as hereinafter defined);

          WHEREAS, in order to finance the CBA Acquisition the Borrower has requested that the Credit Agreement be amended to, among other things (i) increase the Revolving Credit Facility from $50,000,000 to $65,000,000 and (ii) provide an incremental term loan facility in the amount of $24,000,000;

          WHEREAS, the Borrower has requested that the Credit Agreement be amended as provided herein; and

          WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

          1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

          2. Increase in Revolving Credit Facility. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein and in the Credit Agreement, on the Fourth Amendment Effective Date the Total Revolving Credit Commitments will be increased from $50,000,000 to $65,000,000 (the amount of such increase, the "Increased Revolving Commitments"). The Increased Revolving Commitments will be made available by the Lenders listed on Schedule I hereto (the "Additional Revolving Credit Lenders") in the respective amounts set forth opposite such Lenders' names on Schedule I hereto. On the Fourth Amendment Effective Date participating interests in outstanding Letters of Credit will be reallocated and deemed held by all the Revolving Credit Lenders in accordance with their respective Revolving Credit Percentages. On the Fourth Amendment Effective Date the Revolving Credit Lenders (including Revolving Credit Lenders holding Increased Revolving Commitments) will make payments to the Administrative Agent and the Administrative Agent will make payments to the Revolving Credit Lenders in such amounts as shall be directed by the Administrative Agent so that, after giving effect thereto, the Revolving Credit Loans will be held by the Revolving Credit Lenders in accordance with their respective Revolving Credit Percentages. Revolving Credit Loans made after the Fourth Amendment Effective Date shall be made ratably by all Revolving Credit Lenders, including the Additional Revolving Credit Lenders. On the Fourth Amendment Effective Date (i) the existing Revolving Credit Loans and the Loans made under the Increased Revolving Commitments shall be combined and consolidated into a single class of revolving credit loans and such class shall be the Revolving Credit Loans for all purposes of the Credit Agreement and the other Loan Documents (including as to payment, prepayment, interest rate and obligation to participate in outstanding Letters of Credit and Swing Line Loans), (ii) the Increased Revolving Credit Commitments shall be combined and consolidated into the Revolving Credit Commitments and (iii) each Additional Revolving Credit Lender shall be a Revolving Credit Lender under the Credit Agreement and the other Loan Documents. The Borrower will make payments of principal, interest and fees in respect of the Revolving Credit Commitments, Revolving Credit Loans and Letters of Credit consistent with the allocations described in this Section.

          3. Amendments to Section 1.1 (Defined Terms).

          (a) Section 1.1 of the Credit Agreement is amended by adding the following definitions in proper alphabetical order:

          "Borrower Pro Forma CBA Financial Statements": as defined in Section 4.1(a)(iii).

          "CBA": College Bookstores of America, Inc., an Illinois corporation.

          "CBA Acquisition": the acquisition by the Borrower of all of the Capital Stock of CBA for aggregate consideration (including cash, assumed debt, and payments in respect of debt and other liabilities but excluding working capital borrowings and debt which is refinanced on or prior to the Fourth Amendment Effective Date) not exceeding $32,000,000 pursuant to the Share Purchase Agreement dated as of April 2, 2006, as amended, restated or supplemented from time to time (with the consent of the Administrative Agent if such amendment, restatement or supplement is material).

          "Fourth Amendment": the Fourth Amendment dated as of April 26, 2006 to this Agreement.

          "Fourth Amendment Effective Date": May 1, 2006, which is the date on which the Fourth Amendment became effective in accordance with its terms.

          "Incremental Term Loan": each term loan made pursuant to Section 2.25.

          "Incremental Term Loan Commitment": as to any Lender, the obligation of such Lender, if any, to make an Incremental Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "Incremental Term Loan Commitment" opposite such Lender's name on Schedule II to the Fourth Amendment. The original aggregate amount of the Incremental Term Loan Commitments is $24,000,000.

          "Incremental Term Loan Lenders": each Lender which has an Incremental Term Loan Commitment or which has made an Incremental Term Loan.

          "Incremental Term Loan Percentage": as to any Incremental Term Loan Lender at any time, the percentage which such Lender's Incremental Term Loan Commitment then constitutes of the aggregate Incremental Term Loan Commitments (or, at any time after the Closing Date, the percentage which the aggregate principal amount of such Lender's Incremental Term Loans then outstanding constitutes of the aggregate principal amount of the Incremental Term Loans then outstanding).

          (b) The definition of "Confidential Information Memorandum" set forth in Section 1.1 of the Credit Agreement is amended by adding the following at the end thereof:

          and the presentation to Lenders dated April 12, 2006.

          (c) The following definitions set forth in Section 1.1 of the Credit Agreement are deleted and replaced with the following:

          "Aggregate Exposure": with respect to any Lender, an amount equal to the sum of (i) the aggregate unpaid principal amount of such Lender's Term Loans, (ii) the aggregate unpaid principal amount of such Lender's Incremental Term Loans, (iii) the amount of such Lender's Revolving Credit Commitment or, if the Revolving Credit Commitments have been terminated, the amount of such Lender's Revolving Extensions of Credit and (iv) the amount of such Lender's Incremental Revolving Credit Commitment or, if the Incremental Revolving Credit Commitments have been terminated, the amount of such Lender's Incremental Revolving Extensions of Credit.

          "Facility": each of (a) the Term Loan Commitments and the Term Loans made thereunder (the "Term Loan Facility"), (b) the Incremental Term Loan Commitments and the Incremental Term Loans made thereunder (the "Incremental Term Loan Facility"), (c) the Revolving Credit Commitments and the extensions of credit made thereunder (the "Revolving Credit Facility") and (d) the Incremental Revolving Credit Commitments and the extensions of credit made thereunder (the "Incremental Revolving Credit Facility").

          "Revolving Credit Commitment": as to any Lender, the obligation of such Lender, if any, to make Revolving Credit Loans and participate in Swing Line Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading "Revolving Credit Commitment" opposite such Lender's name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto or as set forth in the Fourth Amendment, as the same may be changed from time to time pursuant to the terms hereof. The original amount of the Total Revolving Credit Commitments is $50,000,000, and the amount of the Total Revolving Credit Commitments on the Fourth Amendment Effective Date is $65,000,000.

          (d) The definition of "Applicable Margin" set forth in Section 1.1 of the Credit Agreement is amended by deleting paragraph (b) and substituting therefor the following:

               (b) with respect to Term Loans and Incremental Term Loans on any day, the rate per annum set forth in the relevant column heading below opposite the Term Loan Rating in effect for such day:

          --------------------------------------------------------------------------

                Level     Term Loan Rating     Eurodollar Loans     Base Rate Loans
          --------------------------------------------------------------------------
                  I            > B+/B1               2.25%               1.25%
                               -
          --------------------------------------------------------------------------
                 II            < B+/B1               2.50%               1.50%
          --------------------------------------------------------------------------

          The Borrower agrees that it shall cause the Term Loans and Incremental Term Loans to be rated by each of S&P and Moody's until the Term Loans or Incremental Term Loans, as the case may be, are repaid in full. For purposes of the foregoing table, (i) if the ratings established or deemed to have been established by Moody's Investors Services ("Moody's") and Standard & Poor's Ratings Group ("S&P") for the Term Loans and Incremental Term Loans shall fall within different Levels, the Applicable Margin shall be based on the lower of the two ratings (i.e., the higher Level number); and (ii) if the ratings established or deemed to have been established by Moody's and S&P for the Term Loans and Incremental Term Loans shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Margin for the Term Loans and Incremental Term Loans shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Margin for the Term Loans and Incremental Term Loans shall be determined by reference to the rating most recently in effect prior to such change or cessation.

          (e) The definition of "Commitment" set forth in Section 1.1 of the Credit Agreement is amended by adding the phrase "the Incremental Term Loan Commitment," immediately after the phrase "Term Loan Commitment,".

          (f) The definition of "Consolidated Fixed Charges" set forth in
Section 1.1 of the Credit Agreement is amended by adding the phrase "and Incremental Term Loans" immediately after the phrase "Term Loans".

          (g) The definition of "Excess Cash Flow" set forth in Section 1.1 of the Credit Agreement is amended by adding the phrase "and Incremental Term Loans" immediately after the phrase "Term Loans".

          (h) The definition of "Interest Period" set forth in Section 1.1 of the Credit Agreement is amended by adding the phase "and Incremental Term Loans" immediately after the phrase "Term Loans".

          (i) The definition of "Majority Facility Lenders" set forth in Section
1.1 of the Credit Agreement is amended by adding the phrase "the Incremental Term Loans," immediately after the phrase "Term Loans,".

          (j) The definition of "Required Lenders" set forth in Section 1.1 of the Credit Agreement is amended by adding the phrase "and Incremental Term Loans" immediately after the phrase "Term Loans".

          4. Amendment to Section 2.8 (Repayment of Loans; Exchange of Debt).
(a) Section 2.8(a) of the Credit Agreement is amended by (i) adding the phrase "or Incremental Term Loan Lender" immediately after the phrase "Term Loan Lender", (ii) replacing the word "and" which appears before clause (iv) with a comma and (iii) adding the following at the end of the first sentence and (v) the principal amount of each Incremental Term Loan of such Lender in installments according to the amortization schedule set forth in Section
     2.27 (or any such earlier date on which the Loans become due and payable pursuant to Section 8).

          (b) Section 2.8(e) of the Credit Agreement is amended by adding the phrase "Incremental Term Loans," immediately after the phrase "Term Loans,".

          5. Amendment to Section 2.11 (Optional Prepayments). Section 2.11 of the Credit Agreement is amended by adding the phrase "and the Incremental Term Loans" immediately after the phrase "Term Loans" in the second to last sentence thereof.

          6. Amendment to Section 2.12 (Mandatory Prepayments). (a) Section 2.12(a) of the Credit Agreement is amended by (i) adding the phrase "and the Incremental Term Loans" immediately after the phrase "Term Loans" and (ii) deleting the phrase "(a)(ii)" and substituting therefor the phrase "(a)".

          (b) Section 2.12(b) of the Credit Agreement is amended by deleting such Section in its entirety and replacing it with the following:

               (b) Unless the Required Prepayment Lenders shall otherwise agree, if on any date SuperHoldings, Holdings, the Borrower or any of their respective Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Recovery Event (or, in the event of damage by casualty, the date the repair or restoration of the relevant Property is completed) then, unless a Reinvestment Notice shall be delivered in respect thereof, such Net Cash Proceeds shall be applied on such date toward the prepayment of the Term Loans and the Incremental Term Loans as set forth in Section 2.12(d); provided, that, notwithstanding the foregoing, (i) the aggregate Net Cash Proceeds of Asset Sales and Recovery Events that may be excluded from the foregoing requirement pursuant to a Reinvestment Notice shall not exceed $1,000,000 in any fiscal year of the Borrower, or $2,000,000 in any fiscal year of the Borrower immediately succeeding a fiscal year of the Borrower as of the last day of which the Consolidated Leverage Ratio is less than or equal to 4.0 to 1.0, and (ii) on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Loans and Incremental Term Loans as set forth in Section 2.12(d); and provided further, that notwithstanding the foregoing, such Net Cash Proceeds which are not subject to a Reinvestment Notice shall not be required to be applied toward the prepayment of the Term Loans and the Incremental Term Loans until the date upon which the aggregate amount of such Net Cash Proceeds received by SuperHoldings, Holdings, the Borrower and their respective Subsidiaries and not previously applied toward the prepayment of the Term Loans and the Incremental Term Loans shall exceed $1,000,000.

          (c) Sections 2.12(c) and (d) of the Credit Agreement are amended by adding the phrase "and the Incremental Term Loans" after the phrase "Term Loans" in each place where such latter phrase appears.

          7. Amendment to Section 2.18 (Pro Rata Treatment and Payments). (a)
Section 2.18 of the Credit Agreement is amended by adding the phrase "Incremental Term Loan Percentages," immediately after the phrase "Term Loan Percentages,".

          (b) Section 2.18 of the Credit Agreement is amended by deleting paragraph (b) in its entirety and substituting therefor the following:

               (b) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Term Loans shall be made pro rata according to the respective outstanding principal amounts of the Term Loans then held by the Term Loan Lenders (except as otherwise provided in Section 2.18(d)). Except as otherwise provided in Section 2.11, as among the Term Loans, prepayments shall be applied 75% ratably to the respective remaining installments thereof and 25% in the direct order to the respective next four installments thereof (or, to the extent that the aggregate principal amount of the next four installments of the Term Loan Facility is less than such 25%, the excess shall be applied ratably to the respective remaining installments thereof). Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Incremental Term Loans shall be made pro rata according to the respective outstanding principal amounts of the Incremental Term Loans then held by the Incremental Term Loan Lenders (except as otherwise provided in Section 2.18(d)). Except as otherwise provided in Section 2.11, as among the Incremental Term Loans, prepayments shall be applied 75% ratably to the respective remaining installments thereof and 25% in the direct order to the respective next four installments thereof (or, to the extent that the aggregate principal amount of the next four installments of the Incremental Term Loan Facility is less than such 25%, the excess shall be applied ratably to the respective remaining installments thereof). Prepayments of the Term Loans and the Incremental Term Loans pursuant to Section 2.12 shall be applied to the Term Loans and Incremental Term Loans ratably based on the respective outstanding principal amounts thereof. Amounts prepaid on account of the Term Loans may not be reborrowed.

          (c) Section 2.18 of the Credit Agreement is amended by deleting paragraph (d) in its entirety and substituting therefor the following:

               (d) Notwithstanding anything to the contrary in Section 2.12 or 2.18, so long as any Revolving Credit Loans are outstanding, each Term Loan Lender and Incremental Term Loan Lender may, at its option, decline up to 100% of the portion of any mandatory payment applicable to the Term Loans or Incremental Term Loans of such Lender; accordingly, with respect to the amount of any mandatory prepayment described in Section 2.12 that is allocated to Term Loans or Incremental Term Loans (such amounts, the "Term Loan Prepayment Amount"), at any time when Revolving Credit Loans remain outstanding, the Borrower will, in lieu of applying such amount to the prepayment of Term Loans or Incremental Term Loans, on the date specified in
          Section 2.12 for such prepayment, give the Administrative Agent telephonic notice (promptly confirmed in writing) requesting that the Administrative Agent prepare and provide to each Term Loan Lender and Incremental Term Loan Lender a notice (each, a "Prepayment Option Notice") as described below. As promptly as practicable after receiving such notice from the Borrower, the Administrative Agent will send to each Term Loan Lender and Incremental Term Loan Lender a Prepayment Option Notice, which shall be in the form of Exhibit H, and shall include an offer by the Borrower to prepay on the date (each a "Prepayment Date") that is five Business Days after the date of the Prepayment Option Notice, the relevant Term Loans and Incremental Term Loans of such Lender by an amount equal to the portion of the Prepayment Amount indicated in such Lender's Prepayment Option Notice as being applicable to such Lender's Term Loans and Incremental Term Loans. On the Prepayment Date (i) the Borrower shall pay to the Administrative Agent the aggregate amount necessary to prepay that portion of the outstanding relevant Term Loans and Incremental Term Loans in respect of which Term Loan Lenders and Incremental Term Loan Lenders have accepted prepayment as described above (such Lenders, the "Accepting Lenders"), and such amount shall be applied to reduce the Term Loan Prepayment Amounts, with respect to each Accepting Lender and (ii) the Borrower shall pay to the Administrative Agent an amount equal to 100% of the portion of the Term Loan Prepayment Amount not accepted by the Accepting Lenders, and such amount shall be applied to the prepayment of the Revolving Credit Loans without a reduction in the Revolving Credit Commitments.

          8. Amendment to Section 2 (Amendment of Terms of Commitment). Section 2 of the Credit Agreement is amended by adding the following at the end thereof:

          2.25 Incremental Term Loan Commitments. Subject to the terms and conditions hereof, each Incremental Term Loan Lender severally agrees to make a term loan to the Borrower on the Fourth Amendment Effective Date in an amount not to exceed the amount of the Incremental Term Loan Commitment of such Lender. The Incremental Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.13.

          2.26 Procedure for Incremental Term Loan Borrowing. The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 noon, New York City time, one Business Day prior to the requested Borrowing Date) requesting that the Incremental Term Loan Lenders make the Incremental Term Loans. The Incremental Term Loans made on the Fourth Amendment Effective Date shall initially be Base Rate Loans. Upon receipt of such notice the Administrative Agent shall promptly notify each Incremental Term Loan Lender thereof. Not later than 12:00 Noon, New York City time, on the Fourth Amendment Effective Date each Incremental Term Loan Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Incremental Term Loan or Incremental Term Loans to be made by such Lender. The Administrative Agent shall deposit the amounts made available to the Administrative Agent by the Incremental Term Lenders in immediately available funds in an account of the Borrower maintained at the Administrative Agent's principal office.

          2.27 Repayment of Incremental Term Loans. The Incremental Term Loan of each Incremental Term Loan Lender shall mature in 10 consecutive quarterly installments, commencing on September 30, 2006 and ending on March 4, 2011, each of which shall be in an amount equal to such Lender's Incremental Term Loan Percentage multiplied by the amount set forth below opposite such installment:

     Installment                                         Principal Amount
     -----------                                         ----------------
     September 30, 2006                                     $   60,000
     December 31, 2006                                          60,000
     March 31, 2007                                             60,000
     June 30, 2007                                              60,000
     September 30, 2007                                         60,000
     December 31, 2007                                          60,000
     March 31, 2008                                             60,000
     June 30, 2008                                              60,000
     September 30, 2008                                         60,000

     Installment                                         Principal Amount
     -----------                                         ----------------
     December 31, 2008                                          60,000
     March 31, 2009                                             60,000
     June 30, 2009                                              60,000
     September 30, 2009                                         60,000
     December 31, 2009                                          60,000
     March 31, 2010                                             60,000
     June 30, 2010                                           5,775,000
     September 30, 2010                                      5,775,000
     December 31, 2010                                       5,775,000
     March 4, 2011                                           5,775,000


          9. Amendment to Section 4.1 (Financial Condition). (a) Section 4.1(a) of the Credit Agreement is amended by adding the following at the end thereof:

               (iii) The unaudited pro forma consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at December 31, 2005 (including the notes thereto) (the "Borrower CBA Pro Forma Balance Sheet"), copies of which have heretofore been furnished to each Lender, has been prepared giving effect (as if such events had occurred on December 31, 2005) to (i) the consummation of CBA Acquisition, (ii) the Loans to be made on the Fourth Amendment Effective Date and the use of proceeds thereof and
     (iii) the payment of fees and expenses in connection with the foregoing. The unaudited pro forma consolidated statement of operations of the Borrower and its Subsidiaries for the 12-month period ended December 31, 2005 (including the notes thereto) (the "Borrower CBA Pro Forma Income Statement"; collectively with the Borrower CBA Pro Forma Balance Sheet, the "Borrower CBA Pro Forma Financial Statements"), copies of which have heretofore been furnished to each Lender, has been prepared giving effect (as if such events had occurred on the first day of such 12-month period) to (i) the consummation of the CBA Acquisition, (ii) the Loans to be made on the Fourth Amendment Effective Date and the use of proceeds thereof and
     (iii) the payment of fees and expenses in connection with the foregoing. The Borrower CBA Pro Forma Income Statement and the Borrower CBA Pro Forma Balance Sheet have been prepared based on the best information available to the Borrower as of the date of delivery thereof (it being understood and agreed that the best information available will be based on CBA's balance sheet and income statement as of, and for the year ended, June 30, 2005 as adjusted for stores to be closed or sold by CBA prior to closing of this amendment, and adjusted for the impact of estimated additional wholesale textbooks available to the Company's wholesale textbook division) and presents fairly in all material respects on a pro forma basis the estimated consolidated financial condition of the Borrower and its consolidated Subsidiaries as at December 31, 2005 and the consolidated results of their operations for the 12-month period then ended assuming that the events specified in the preceding sentence had actually occurred on the first day of such 12-month period.

          (b) Section 4.1(b) the Credit Agreement is amended by deleting each reference to the dates "March 31, 2001", "March 31, 2002", "March 31, 2003" and "December 31, 2003" and substituting therefor, respectively, the dates "March 31, 2003", "March 31, 2004", "March 31, 2005" and "December 31, 2005".

          10. Amendment to Section 4.2 (No Change). Section 4.2 of the Credit Agreement is amended by deleting the date "December 31, 2003" and substituting therefor the date "March 31, 2005".

          11. Amendment to Section 4.16 (Use of Proceeds). Section 4.16 of the Credit Agreement is amended by adding the following at the end thereof:

          The proceeds of the Incremental Term Loans shall be used to finance the CBA Acquisition and to pay all fees and expenses associated therewith and contemplated thereby.

          12. Amendment to Section 4.20 (Solvency). Section 4.20 of the Credit Agreement is amended by adding the following at the end thereof:

          Each Loan Party is, and after giving effect to the CBA Acquisition and the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith will be and will continue to be, Solvent.

          13. Amendment to Section 7.1(a) (Consolidated Leverage Ratio). Section 7.1(a) of the Credit Agreement is hereby amended by deleting the table contained therein and inserting in lieu thereof the following table:

                                                                  Consolidated
Fiscal Quarter                                                   Leverage Ratio
--------------                                                   --------------
March 31, 2006                                                     6.00 to 1.0
June 30, 2006                                                      6.25 to 1.0
September 30, 2006                                                 6.00 to 1.0
December 31, 2006                                                  6.00 to 1.0
March 31, 2007                                                     6.00 to 1.0
June 30, 2007                                                      6.00 to 1.0
September 30, 2007                                                 6.00 to 1.0
December 31, 2007                                                  6.00 to 1.0
March 31, 2008                                                     5.50 to 1.0
June 30, 2008                                                      5.50 to 1.0
September 30, 2008                                                 5.50 to 1.0
December 31, 2008                                                  5.50 to 1.0
March 31, 2009                                                     5.00 to 1.0
June 30, 2009                                                      5.00 to 1.0
September 30, 2009                                                 5.00 to 1.0
December 31, 2009                                                  5.00 to 1.0
Thereafter                                                         4.50 to 1.0


          14. Amendment to Section 7.1(b) (Consolidated Interest Coverage Ratio). Section 7.1(b) of the Credit Agreement is amended by deleting the table contained therein and inserting in lieu thereof the following table:

                                                              Consolidated Interest
Fiscal Quarter                                                    Coverage Ratio
--------------                                                    --------------
March 31, 2006                                                     2.25 to 1.0
June 30, 2006                                                      2.10 to 1.0
September 30, 2006                                                 2.10 to 1.0
December 31, 2006                                                  2.10 to 1.0
March 31, 2007                                                     2.15 to 1.0

                                                              Consolidated Interest
Fiscal Quarter                                                    Coverage Ratio
--------------                                                    --------------
June 30, 2007                                                      2.15 to 1.0
September 30, 2007                                                 2.15 to 1.0
December 31, 2007                                                  2.15 to 1.0
March 31, 2008                                                     2.15 to 1.0
June 30, 2008                                                      2.00 to 1.0
September 30, 2008                                                 2.00 to 1.0
December 31, 2008                                                  2.00 to 1.0
March 31, 2009                                                     2.00 to 1.0
June 30, 2009                                                      2.00 to 1.0
September 30, 2009                                                 2.00 to 1.0
December 31, 2009                                                  2.00 to 1.0
Thereafter                                                         2.00 to 1.0


Section 7.1(b) of the Credit Agreement is also amended by deleting the proviso clause at the end thereof.

          15. Amendment to Section 7.1(c) (Consolidated Fixed Charge Coverage Ratio). Section 7.1(c) of the Credit Agreement is amended by deleting the table contained therein and inserting in lieu thereof the following table:

                                                               Consolidated Fixed
     Fiscal Quarter                                           Charge Coverage Ratio
     --------------                                           ---------------------
March 31, 2006                                                     1.20 to 1.0
June 30, 2006                                                      1.20 to 1.0
September 30, 2006                                                 1.20 to 1.0
December 31, 2006                                                  1.20 to 1.0
March 31, 2007                                                     1.20 to 1.0
June 30, 2007                                                      1.20 to 1.0
September 30, 2007                                                 1.20 to 1.0
December 31, 2007                                                  1.20 to 1.0
March 31, 2008                                                     1.25 to 1.0
June 30, 2008                                                      1.25 to 1.0
September 30, 2008                                                 1.25 to 1.0
December 31, 2008                                                  1.25 to 1.0
March 31, 2009                                                     1.25 to 1.0
June 30, 2009                                                      1.25 to 1.0
September 30, 2009                                                 1.25 to 1.0
December 31, 2009                                                  1.25 to 1.0
Thereafter                                                         1.25 to 1.0

Section 7.1(c) of the Credit Agreement is also amended by deleting the proviso clause at the end thereof.

          16. Amendment to Section 7.6 (Limitation on Dividends). Section 7.6 of the Credit Agreement is amended by (i) deleting the word "and" from the end of paragraph (e), (ii) deleting the period from the end of paragraph (f) and substituting therefor the phrase "; and" and (iii) adding the following new paragraph at the end thereof:

          (g) so long as no Default or Event of Default shall have occurred and be continuing after giving effect thereto, Superholdings or any of its Subsidiaries may purchase Capital Stock of SuperHoldings pursuant to SuperHoldings' restricted stock plan provided that the aggregate purchase price for such Capital Stock (inclusive of reimbursement amounts in respect of Taxes) shall not exceed $4,000,000.

          17. Amendment to Section 7.8 (Limitation on Investments, Loans and Advances). Section 7.8 of the Credit Agreement is amended by (i) deleting the word "and" from the end of paragraph (i), (ii) deleting the period from the end of paragraph (j) and substituting therefor the phrase "; and" and (iii) adding the following new paragraph at the end thereof:

          (k) in addition to the provisions of clause (g) of this Section 7.8, the Borrower may consummate the CBA Acquisition as long as (i) no Default or Event of Default shall have occurred or be continuing after giving effect to the CBA Acquisition, (ii) no Indebtedness shall be assumed by the Borrower or any of its Subsidiaries in connection with the CBA Acquisition other than Indebtedness that is refinanced on the Fourth Amendment Effective Date [except to the extent otherwise permitted pursuant to this Agreement] and (iii) the Borrower shall be in pro forma compliance with the covenants set forth in Section 7.1 after giving effect to the CBA Acquisition (it being agreed that to the extent the cash portion of the consideration for the CBA Acquisition exceeds $28,000,000 such excess amount shall be deemed to be a utilization of the basket set forth in clause (i) of Section 7.8(g)).

          18. Amendment to Section 10.1 (Amendments and Waivers). Section 10.1 of the Credit Agreement is amended by adding to clause (i) of the second sentence the phrase "or any Incremental Term Loans" immediately after the phrase "any Term Loans".

          19. Amendment to Section 10.6 (Successors and Assigns; Participations and Assignments). Section 10.6 of the Credit Agreement is amended by (i) adding the phrase "or an Incremental Term Loan" immediately after the phrase "Term Loan" which appears in clause (i)(B) and (ii) adding the phrase "and the Incremental Term Facility" immediately after the phrase "Term Facility" which appears in clause (ii)(A).

          20. Representations and Warranties. The Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement, as amended by this Fourth Amendment. The Borrower represents and warrants that, after giving effect to this Fourth Amendment, no Default or Event of Default has occurred and is continuing.

          21. Amendment Fee. In consideration of the agreement of the Lenders party to the Credit Agreement immediately prior to the Fourth Amendment Effective Date to the amendments contained herein, the Borrower agrees to pay to each such Lender which so agrees on or prior to 5:00 p.m., New York City time, April 26, 2006 (by executing and delivering to the Administrative Agent or its counsel this Fourth Amendment on or prior to such time), an amendment fee in an amount equal to .125% of the aggregate amount of such Lender's Revolving Credit Commitment and Term Loans in effect immediately prior to the Fourth Amendment Effective Date; such fees shall be payable on the Fourth Amendment Effective Date in immediately available funds to the Administrative Agent on behalf of the applicable Lender.

          22. Effectiveness. This Fourth Amendment shall become effective on the Fourth Amendment Effective Date (as such term is defined in the Credit Agreement) upon the satisfaction of the following conditions precedent:

          (a) Fourth Amendment. The Administrative Agent shall have received this Fourth Amendment executed and delivered by the Administrative Agent, the Borrower, the Lenders party to the Credit Agreement constituting the "Required Lenders" thereunder, the Lenders party to the Credit Agreement constituting the "Required Prepayment Lenders", each Additional Revolving Credit Lender and each Additional Term Lender (or, in the case of any Lender, a lender addendum or joinder agreement in a form specified by the Administrative Agent).

          (b) Fees. The Lenders and the Administrative Agent shall have received all fees required to be paid on or before the Fourth Amendment Effective Date, and all expenses required to be paid on or before the Fourth Amendment Effective Date for which invoices have been timely presented, including, without limitation, the reasonable fees and expenses of legal counsel, on or before the Fourth Amendment Effective Date.

          (c) Security Documents. (i) The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of the Borrower and each other Loan Party.

          (ii) The Administrative Agent shall have received an executed mortgage amendment and updated title commitment in respect of each Mortgage in the form reasonably requested by the Administrative Agent.

          (iii) The Borrower and its Subsidiaries shall have taken all actions required by Section 6.10 of the Credit Agreement with respect to CBA and its Subsidiaries.

          (d) Pro Forma Financial Statements; Financial Statements. The Lenders shall have received (i) the Borrower Pro Forma CBA Financial Statements, (ii) reviewed consolidated financial statements of CBA for each of the two most recently completed fiscal years and (iii) unaudited interim consolidated financial statements of CBA for each quarterly period ended subsequent to the date of the latest applicable financial statements delivered pursuant to clause
(ii) of this paragraph and, in the case of quarterly financial statements, such quarterly period ending at least 45 days prior to the Fourth Amendment Effective Date, and such financial statements shall be reasonably satisfactory to the Administrative Agent.

          (e) Projections. The Lenders shall have received satisfactory projections for the Borrower and its Subsidiaries for fiscal years 2006-2011.

          (f) Solvency Analysis. The Lenders shall have received a reasonably satisfactory solvency certificate from the chief financial officer of the Borrower which shall document the solvency of each of the Borrower and its Subsidiaries and Holdings and its Subsidiaries after giving effect to the CBA Acquisition and the Loans made on the Fourth Amendment Effective Date.

          (g) Lien Searches. The Administrative Agent shall have received the results of a recent lien search in each of the jurisdictions of organization of CBA and its domestic Subsidiaries, and such search results shall be satisfactory to the Administrative Agent.

          (h) CBA Acquisition. The CBA Acquisition shall be consummated substantially simultaneously with the making of the Loans on the Fourth Amendment Effective Date. CBA and its

Subsidiaries shall have no Indebtedness other than Indebtedness that is refinanced on the Fourth Amendment Effective Date.

          (i) Closing Certificate. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of the Borrower, dated the Closing Date, substantially in the form of Exhibit B, with appropriate insertions and attachments.

          (j) Legal Opinions. The Administrative Agent shall have received the following executed legal opinions:

          (i) the legal opinion of Bingham McCutchen LLP, counsel to SuperHoldings, Holdings and the Borrower, substantially in the form of Exhibit F; and

          (ii) the legal opinion of local counsel in Kansas.

          Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

          23. Continuing Effect of the Credit Agreement. This Fourth Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          24. New Lenders. Each Lender which was not a Lender prior to the Effective Date shall become a Lender on the Effective Date for all applicable purposes of the Credit Agreement and the Loan Documents. Each such Lender represents that it is familiar with the Credit Agreement and the creditworthiness and financial condition of the Loan Parties and has made its own analysis of the Loan Parties in becoming a party to the Credit Agreement.

          25. Counterparts. This Fourth Amendment may be executed by the parties hereto in any number of separate counterparts (including facsimiled counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

          26. GOVERNING LAW. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          27. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Fourth Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.



                     [rest of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       NBC HOLDINGS CORP.


                                       By:    /s/ Alan G. Siemek
                                          ----------------------------------
                                          Name:   Alan G. Siemek
                                          Title:  Treasurer


                                       NBC ACQUISITION CORP.


                                       By:    /s/ Alan G. Siemek
                                          ----------------------------------
                                          Name:   Alan G. Siemek
                                          Title:  Treasurer


                                       NEBRASKA BOOK COMPANY, INC.


                                       By:    /s/ Alan G. Siemek
                                          ----------------------------------
                                          Name:   Alan G. Siemek
                                          Title:  Treasurer


                                       JPMORGAN CHASE BANK, N.A., as
                                       Administrative Agent and as a Lender


                                       By:   /s/ Neil R. Boylan
                                          ----------------------------------
                                         Name:   Neil R. Boylan
                                         Title:  Managing Director